UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 20, 2005
                                                --------------------------------

                             NBC CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Mississippi                 1-15773                    64-0694755
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)           File Number)             Identification No.)


NBC Plaza, Starkville, Mississippi                              39759
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (662) 343-1341
                                                  ------------------------------

                                       n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 20, 2005, NBC Capital Corporation ("NBY") issued a press release announcing financial information for its first quarter ended March 31, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number             Description of Exhibit
     --------------             ----------------------
     99.1                       Press release issued April 20, 2005

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NBC CAPITAL CORPORATION
                                       -----------------------------------------
                                                    (Registrant)

Date: April 20, 2005
                                       By: /s/ Richard T. Haston
                                           -------------------------------------
                                           Richard T. Haston
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX
                                  -------------

Exhibit                    Description
-------                    -----------

99.1                       Press Release dated April 20, 2005